Exhibit 99.1

Metropolitan Bank Holding Corp. Launches Public Offering of Common Stock

NEW YORK, NEW YORK – February 25, 2026 – Metropolitan Bank Holding Corp. (NYSE: MCB) (the “Company”), the holding company for Metropolitan Commercial Bank (the “Bank”), today announced it launched an underwritten public offering of $175.0 million of common stock. The Company also expects to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares of common stock sold in connection with the proposed offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The Company plans to use the net proceeds from the offering to support its organic growth initiatives, investments in the Bank, working capital for ongoing operations, and general corporate purposes.

UBS Investment Bank and Hovde Group, LLC are acting as joint book-running managers.

The Company has filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement (including a prospectus) on Form S-3 (File No. 333-283534) that became effective on November 29, 2024. A preliminary prospectus supplement and accompanying prospectus for the offering to which this press release relates will be filed with the SEC and will be available on the SEC’s website located at www.sec.gov. Before you invest, you should read the preliminary prospectus supplement and the accompanying prospectus, including the information incorporated by reference therein, and the other documents we have filed and will file with the SEC for more complete information about the Company and this offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus may be obtained from Metropolitan Bank Holding Corp., 99 Park Avenue, 12th Floor, New York, New York 10016, Attention: Corporate Secretary, (212) 659-0600, or by contacting UBS Securities LLC, 11 Madison Avenue, New York, New York 10010, Attention: Equity Syndicate or toll-free at (212) 713-2000 or Hovde Group, LLC, 1629 Colonial Parkway, Inverness, Illinois 60067, or by telephone toll-free at (833) 587-4159, or by e-mail at prospectus @hovdegroup.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the securities is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Metropolitan Bank Holding Corp.

Metropolitan Bank Holding Corp. (NYSE: MCB) is the parent company of Metropolitan Commercial Bank (the “Bank”), a New York City based full-service commercial bank. The Bank provides a broad range of business, commercial and personal banking products and services to individuals, small businesses, private and public middle-market corporate enterprises and institutions, municipalities, and local government entities.

Metropolitan Commercial Bank was named one of Newsweek’s Best Regional Banks in 2024 and 2025. The Independent Community Bankers of America ranked the Bank as a top ten loan producer in 2024 among commercial banks with more than $1 billion in assets. Kroll affirmed a BBB+ (investment grade) deposit rating in January 2026. For the fourth time, MCB has earned a place in the Piper Sandler Bank Sm-All Stars Class of 2024.

The Bank is a New York State chartered commercial bank, a member of the Federal Reserve System and the Federal Deposit Insurance Corporation, and an equal housing lender. For more information, please visit the Bank’s website at MCBankNY.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations, outlook, business, share repurchases under the program, dividend payments, intention to conduct the proposed offering and the size and final terms of the proposed offering, the completion of the proposed offering and the anticipated use of proceeds from the proposed offering. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: the interest rate policies of the Federal Reserve and other regulatory bodies; an unexpected deterioration in the performance of our loan or securities portfolios; changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; unexpected increases in our expenses; different than anticipated growth and our ability to manage our growth; global pandemics, or localized epidemics, could adversely affect the Company’s financial condition and results of operations; potential recessionary conditions, including the related effects on our borrowers and on our financial condition and results of operations; an unanticipated loss of key personnel or existing clients, or an inability to attract key employees; increases in competitive pressures among financial institutions or from non-financial institutions which may result in unanticipated changes in our loan or deposit rates; unanticipated increases in FDIC insurance premiums or future assessments; legislative, tax or regulatory changes or actions, which may adversely affect the Company’s business; impacts related to or resulting from regional and community bank failures and stresses to regional banks; changes in deposit flows, funding sources or loan demand, which may adversely affect the Company’s business; changes in accounting principles, policies or guidelines may cause the Company’s financial condition or results of operation to be reported or perceived differently; general economic conditions, including unemployment rates, either nationally or locally in some or all of the areas in which the Company does business, or conditions in the securities markets or the banking industry being less favorable than currently anticipated; inflation, which may lead to higher operating costs; declines in real estate values in the Company’s market area, which may adversely affect our loan production; an unexpected adverse financial, regulatory, legal or bankruptcy event experienced by our non-bank financial service clients or critical technology service providers; system failures or cybersecurity breaches of our information technology infrastructure and/or confidential information or those of the Company’s third-party service providers; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation or otherwise materially harm our business or clients; failure to maintain current technologies or technological changes that may be more difficult or expensive to implement than anticipated, and failure to successfully implement future information technology enhancements; the costs, including the possible incurrence of fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results; the current or anticipated impact of military conflict, terrorism or other geopolitical events; the successful implementation or consummation of new business initiatives, which may be more difficult or expensive than anticipated; the timely and efficient development of new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value and acceptance of these products and services by clients; changes in consumer spending, borrowing or savings habits; the risks associated with adverse changes to credit quality; an unexpected failure to successfully manage our credit risk and the sufficiency of our allowance for credit losses; credit and other risks from borrower and depositor concentrations (e.g., by geographic area and by industry); difficulties associated with achieving or predicting expected future financial results; and the potential impact on the Company’s operations and clients resulting from natural or man-made disasters, wars, acts of terrorism, cyberattacks and pandemics, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date of this press release. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law.

Investor Contact:

212-365-6721

IR@MCBankNY.com